SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the Com-
                                                   mission Only (as permitted by
                                                               Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    GMO TRUST
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                    GMO TRUST
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
(5) Total fee paid:

- --------------------------------------------------------------------------------
[X] Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

- --------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
(3) Filing Party:

- --------------------------------------------------------------------------------
(4) Date Filed:

- --------------------------------------------------------------------------------

                                    GMO TRUST

                                 40 ROWES WHARF
                           BOSTON, MASSACHUSETTS 02110



                                 April 16, 1996



Dear Shareholder:



     You are cordially invited to attend or to send in your Proxy so that you are represented at a Special Meeting of Shareholders of GMO Trust, which will be held on May 22, 1996 at 2:00 p.m., Boston time, on the 5th floor of 40 Rowes Wharf, Boston, Massachusetts.

     THE MATTERS TO BE ACTED UPON AT THE MEETING WITH RESPECT TO EACH FUND OF THE TRUST ARE DESCRIBED IN THE ATTACHED NOTICE AND PROXY STATEMENT. THE TRUST IS SEEKING YOUR VOTE FOR THE SLATE OF TRUSTEES IDENTIFIED IN THE PROXY STATEMENT. ALSO, THE TRUST IS TAKING THIS OPPORTUNITY TO MAKE CERTAIN MINOR CHANGES TO ITS INVESTMENT RESTRICTIONS, AS DESCRIBED.

     Although we would like very much to have each shareholder attend the Special Meeting, we realize this is not possible. Whether or not you plan to be present at the meeting, we need your vote. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE. YOU MUST RETURN A PROXY CARD FOR EACH OF THE FUNDS IN WHICH YOU ARE INVESTED.



     Proxies may be revoked at any time before they are voted by a written revocation received by the Clerk of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person. If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

     We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

                                              By order of the Board of Trustees,



                                              R. Jeremy Grantham
                                              President-Domestic Quantitative

                                    GMO TRUST



                                  GMO CORE FUND
                           GMO TOBACCO-FREE CORE FUND
                            GMO VALUE ALLOCATION FUND
                           GMO GROWTH ALLOCATION FUND
                         GMO U.S. SECTOR ALLOCATION FUND
                          GMO CORE II SECONDARIES FUND
                           GMO FUNDAMENTAL VALUE FUND
                           GMO INTERNATIONAL CORE FUND
                   GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
                     GMO INTERNATIONAL SMALL COMPANIES FUND
                                 GMO JAPAN FUND
                            GMO EMERGING MARKETS FUND
                          GMO GLOBAL HEDGED EQUITY FUND
                             GMO DOMESTIC BOND FUND
                           GMO SHORT-TERM INCOME FUND
                           GMO INTERNATIONAL BOND FUND
                   GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
                              GMO GLOBAL BOND FUND
                         GMO EMERGING COUNTRY DEBT FUND
                                THE PELICAN FUND

                                 40 ROWES WHARF
                                BOSTON, MA 02110

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To The Shareholders of GMO Trust:

     A Special Meeting of Shareholders (the "Special Meeting") of GMO Trust (the "Trust") will be held on May 22, 1996 at 2:00 p.m., Boston time, on the 5th floor of 40 Rowes Wharf, Boston, Massachusetts, for the following purposes:


     1. (WITH RESPECT TO ALL THE FUNDS OF THE TRUST) To elect the Board of Trustees, as described in Part I of the accompanying Proxy Statement.

     2. (WITH RESPECT TO ALL THE FUNDS OF THE TRUST) To make non-fundamental the investment restriction with respect to investment in other investment companies, as described in Part II of the accompanying Proxy Statement.



     3. (WITH RESPECT TO ALL THE FUNDS OF THE TRUST, EXCEPT THE GLOBAL BOND FUND, THE INTERNATIONAL BOND FUND, THE DOMESTIC BOND FUND, THE
          CURRENCY   HEDGED

          INTERNATIONAL BOND FUND, THE CURRENCY HEDGED INTERNATIONAL CORE FUND, THE GLOBAL HEDGED EQUITY FUND, THE EMERGING COUNTRY DEBT FUND AND THE PELICAN FUND) To eliminate the fundamental investment restriction with respect to restricted securities, illiquid securities and repurchase agreements, as described in Part III of the accompanying Proxy Statement.



     4. (WITH RESPECT TO ALL THE FUNDS OF THE TRUST) To amend the fundamental investment restriction relating to borrowing money to increase borrowing limits and to clarify the permissibility of the use of reverse repurchase agreements, dollar rolls and similar investment techniques, as described in Part IV of the accompanying Proxy Statement.



     5. (WITH RESPECT TO ALL FUNDS OF THE TRUST OTHER THAN THE PELICAN FUND) To make non-fundamental and amend the investment restriction relating to pledging, hypothecating, mortgaging or otherwise encumbering assets, as described in Part V of the accompanying Proxy Statement.



     6. (WITH RESPECT TO THE CORE FUND, THE TOBACCO-FREE CORE FUND, THE CORE II SECONDARIES FUND, THE FUNDAMENTAL VALUE FUND, THE INTERNATIONAL CORE FUND, THE INTERNATIONAL SMALL COMPANIES FUND, THE PELICAN FUND, THE JAPAN FUND AND THE CURRENCY HEDGED INTERNATIONAL CORE FUND) to make non-fundamental the investment restriction relating to investments in any one issuer, as described in Part VI of the accompanying Proxy Statement.

     7. To consider such other matters as may properly come before the Special Meeting.

                                              By order of the Board of Trustees,



                                              William R. Royer
                                              Clerk


April 16, 1996


WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

                                    GMO TRUST



                                  GMO CORE FUND
                           GMO TOBACCO-FREE CORE FUND
                            GMO VALUE ALLOCATION FUND
                           GMO GROWTH ALLOCATION FUND
                         GMO U.S. SECTOR ALLOCATION FUND
                          GMO CORE II SECONDARIES FUND
                           GMO FUNDAMENTAL VALUE FUND
                           GMO INTERNATIONAL CORE FUND
                   GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
                     GMO INTERNATIONAL SMALL COMPANIES FUND
                                 GMO JAPAN FUND
                            GMO EMERGING MARKETS FUND
                          GMO GLOBAL HEDGED EQUITY FUND
                             GMO DOMESTIC BOND FUND
                           GMO SHORT-TERM INCOME FUND
                           GMO INTERNATIONAL BOND FUND
                   GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
                              GMO GLOBAL BOND FUND
                         GMO EMERGING COUNTRY DEBT FUND
                                THE PELICAN FUND

                                 40 ROWES WHARF
                           BOSTON, MASSACHUSETTS 02110

                                 PROXY STATEMENT

     THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF GMO TRUST (THE "TRUST") for use at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 22, 1996, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on April 4, 1996 are entitled to be present and to vote at the Special Meeting or any adjourned session thereof. The Notice, proxy and this Proxy Statement have been mailed to such shareholders of record on or about April 16, 1996.

     There are twenty series of shares of the Trust that had shareholders as of April 4, 1996: GMO Core Fund, GMO Tobacco-Free Core Fund, GMO Value Allocation Fund, GMO Growth Allocation Fund, GMO U.S. Sector Allocation Fund, GMO Core II Secondaries Fund, GMO Fundamental Value Fund, GMO International Core Fund, GMO Currency Hedged International

Core Fund, GMO International Small Companies Fund, GMO Japan Fund, GMO Emerging Markets Fund, GMO Global Hedged Equity Fund, GMO Domestic Bond Fund, GMO Short-Term Income Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund and the Pelican Fund (each a "Fund" and, collectively, the "Funds").

     A copy of the Annual Report of the Trust for its most recent fiscal year, including financial statements, has previously been mailed to shareholders. THE TRUST WILL FURNISH, WITHOUT CHARGE, TO ANY OF ITS SHAREHOLDERS UPON REQUEST, A COPY OF THE ANNUAL REPORT OF THE TRUST AND A COPY OF ITS SEMIANNUAL REPORT FOR THE SIX MONTH PERIOD ENDED AUGUST 31, 1995. SUCH REQUESTS MAY BE DIRECTED TO GRANTHAM, MAYO, VAN OTTERLOO & CO., 40 ROWES WHARF, BOSTON, MA 02110 OR 1-800-447-3167.

                    SUMMARY OF PROPOSALS AND FUNDS AFFECTED*

- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
                                                II.  Proposal to   III.          IV.  Proposal   V.  Proposal     VI.  Proposal to
                                                Make               Proposal to   to Amend        to Make          Make
                                                Non-Fundamental    Eliminate     Fundamental     Non-Fundamental  Non-Fundamental
                                 I.  Proposal   Investment         Fundamental   Investment      Investment       the Fundamental
Fund                             to Elect       Restriction on     Investment    Restriction     Restriction      Investment
                                 Trustees       Investment in      Restriction   on Borrowing    Relating to      Restriction on
                                                Investment         on            Money           Pledging or      Investments in
                                                Companies          Investment                    Otherwise        any one
                                                                   in                            Encumbering      Issuer
                                                                   Restricted                    Assets
                                                                   Securities
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Core Fund                          x                x                x                x              x                x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Tobacco-Free Core Fund             x                x                x                x              x                x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Value Allocation Fund              x                x                x                x              x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Growth Allocation Fund             x                x                x                x              x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO U.S. Sector Allocation Fund        x                x                x                x              x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Core II Secondaries Fund           x                x                x                x              x                x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Fundamental Value Fund             x                x                x                x              x                x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO International Core Fund            x                x                x                x              x                x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Currency Hedged                    x                x                                 x              x                x
International Core Fund
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO International Small                x                x                x                x              x                x
Companies Fund
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Japan Fund                         x                x                x                x              x                x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Emerging Markets Fund              x                x                x                x              x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Global Hedged Equity Fund          x                x                                 x              x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Domestic Bond Fund                 x                x                                 x              x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Short-Term Income Fund             x                x                x                x              x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO International Bond Fund            x                x                                 x              x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Currency Hedged                    x                x                                 x              x
International Bond Fund
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Global Bond Fund                   x                x                                 x              x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
GMO Core Emerging Country Debt         x                x                                 x              x
Fund
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------
The Pelican Fund                       x                x                                 x                               x
- -------------------------------- -------------- ------------------ ------------- --------------- ---------------- ------------------

     *An"x" denotes that the Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.

TOTAL SHARES OUTSTANDING. All shareholders of record at the close of business on April 4, 1996 are entitled to one vote for each share of the Trust held. The following chart indicates the number of shares of the Trust that were issued and outstanding as of April 4, 1996:

                                                                   Shares Issued
    Name of Fund                                                  and Outstanding
    ------------                                                  ---------------
GMO Core Fund                                                     164,927,799.684
GMO Tobacco-Free Core Fund                                          4,435,260.972
GMO Value Allocation Fund                                          22,206,592.775
GMO Growth Allocation Fund                                         65,838,433.804
GMO U.S. Sector Allocation Fund                                    15,483,058.262
GMO Core II Secondaries Fund                                       16,727,544.333
GMO Fundamental Value Fund                                         14,136,818.852
GMO International Core Fund                                       191,421,225.655
GMO Currency Hedged International Core Fund                        36,996,734.502
GMO International Small Companies Fund                             17,316,816.719
GMO Japan Fund                                                     15,651,732.624
GMO Emerging Markets Fund                                          91,950,582.326
GMO Global Hedged Equity Fund                                      36,673,740.678
GMO Domestic Bond Fund                                             30,745,056.255
GMO Short-Term Income Fund                                          1,134,607.873
GMO International Bond Fund                                        18,281,359.581
GMO Currency Hedged International Bond Fund                        21,451,591.049
GMO Global Bond Fund                                                5,930,618.119
GMO Emerging Country Debt Fund                                     49,840,753.856
The Pelican Fund                                                   12,365,728.214


     Shares represented by duly executed proxies will be voted for the election of the persons named herein as Trustees, unless such authority has been withheld. With respect to the other matters specified in the proxy, shares will be voted in accordance with the instructions made. If no instructions are made, the proxy will be voted FOR the matters specified in the proxy. Proxies may be revoked at any time before they are voted by a written revocation received by the Clerk of the Trust, by properly executing a later-dated proxy or by attending the meeting, requesting return of a proxy and voting in person.

     The costs of solicitation will initially be borne by the Trust. However, Grantham, Mayo, Van Otterloo & Co., the investment adviser for each Fund ("GMO") has voluntarily undertaken to reduce its management fees and to bear certain expenses with respect to each Fund until further notice to the extent that a Fund's total annual operating expenses (excluding brokerage commissions, extraordinary expenses (including taxes), securities lending fees and expenses and transfer taxes; and, in the case of the Japan Fund, Emerging Markets Fund, Foreign Fund and Global Hedged Equity Fund, excluding custodial fees; and, in the case of the Global Hedged Equity Fund only, also excluding hedging transaction fees) would otherwise exceed a certain percentage of that Fund's daily net assets. As a result, the costs may in effect be borne by GMO. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by Officers and Trustees of the Trust and employees of GMO.



BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Core Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Employee Retirement Plan of        201 Fourth Street                  8,688,478.821                  5.26
  Safeway IN                       Oakland, CA  94660

3M Company                         Building 224-5N-21                 8,486,167.931                  5.14
                                   MMM Center
                                   St. Paul, MN

NRECA                              Attn:  Peter Morris               12,893,122.989                  7.81
                                   Investments Division
                                   4301 Wilson Blvd.
                                   RSI8-305
                                   Arlington, VA  22203-1860

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Tobacco-Free Core Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Dewitt Wallace-Reader's Digest     Two Park Avenue                    1,951,993.325                  44.01
  Fund, Inc.                       23rd Floor
                                   New York, NY  10016

Lila Wallace-Reader's Digest       Two Park Avenue                    1,680,315.429                  37.88
  Fund, Inc.                       23rd Floor
                                   New York, NY  10016

Tufts Associated HMO Inc.          353 Wyman Street                     802,952.218                  16.01
                                   Waltham, MA  02254

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Value Allocation Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Duke University Long Term          Duke Management Co.                1,766,495.931                   7.95
  Endowment Fund                   2200 West Main Street
                                   Suite 1000
                                   Durham, NC  27705

 International Monetary Staff      700 19th St., NW                   3,014,856.858                  13.57
  Retirement Fund                  Attn:  Hillary Boardman
                                   Washington, DC  20431

Leland Stanford Junior             Stanford Management Company        5,866,178.775                  26.41
  University II                    2770 Sand Hill Road
                                   Menlo Park, CA  94025

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Growth Allocation Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Aerospace Corporation              Attn:  Mutual Funds               8,110,312.712                   12.31
Retirement Plan                    P.O. Box 92956
Northern Trust Co.                 Chicago, IL  60675
by Northern Trust Co.
as Trustee

                                      -6-


John D. MacArthur &                Attn:  Lawrence L. Landry          5,686,281.214                   8.63
  Catherine T. MacArthur           140 South Dearborn
  Foundation                       Suite 1100
                                   Chicago, IL  60603

Yale University                    230 Prospect Street                5,032,286.033                   7.64
                                   Attn:  Theodore D. Seides
                                   New Haven, CT  06511

Surdna Foundation Inc.             Attn:  Mark De Venoge              9,674,623.602                  14.69
                                   330 Madison Avenue
                                   30th Floor
                                   New York, NY  10017

Collins Group Trust I              840 Newport Center Dr.             8,742,274.285                  13.27
                                   Newport Beach, CA  92660

Duke University                    2200 West Main St.                 4,522,225.125                   6.86
  Long Term Endowment              Suite 1000
                                   Attn:  Deborah Lane
                                   Durham, NC  27705

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the U.S. Sector Allocation Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
John D. MacArthur &                Attn:  Lawrence L. Landry          7,137,821.331                  46.10
  Catherine T. MacArthur           140 South Dearborn, Suite 1100
  Foundation                       Chicago, IL  60603

Trustees of Columbia University    Columbia University                2,932,504.977                  18.94
  in the City of New York-Global   475 Riverside Drive, Suite 401
                                   New York, NY  10115

Yale University                    230 Prospect St.                   2,405,819.395                  15.53
                                   Attn:  Theodore D. Seides
                                   New Haven, CT 06511

Bost & Co./BAMF8721002             1 Cabot Road 028-003B                812,227.140                   5.24
  Bell Atlantic                    Mutual Fund Operations
                                   Medford, MA  02155

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Core II Secondaries Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
The Andrew W. Mellon               140 E. 62nd Street                  1,704,516.838                 10.18
  Foundation                       Attn:  Kenneth J. Herr, Treasurer
                                   New York, NY  10021

Cheyne Walk Trust                  Pearce Investments Ltd.             1,344,588.296                  8.03
                                   Attn:  Howard Reynolds
                                   1325 Air Motive Way, Suite 262
                                   Reno, NV  89502

John D. MacArthur &                Attn:  Lawrence L. Landry           1,450,737.020                  8.67
  Catherine T. MacArthur           140 South Dearborn
  Foundation                       Suite 1100
                                   Chicago, IL  60603

Bost & Co./BAMF8721002             1 Cabot Road 028-003B              1,706,601.575                  10.20
  Bell Atlantic                    Mutual Fund Operations
                                   Medford, MA  02155

Yale University                    230 Prospect St.                   1,547,518.498                   9.25
                                   Attn:  Theodore D. Seides
                                   New Haven, CT 06511

Bankers Trust Company Trustee      Attn: Marshall Jones               3,492,552.068                  20.87
  GTE Service Corp Pension         GTE Investment Management
  Trust                            One Stanford Forum
                                   Stamford, CT  06902

William & Flora Hewlett            Attn: William F. Nichols           1,371,254.683                   8.19
                                   525 Middlefield Rd #200
                                   Menlo Park, CA  94025

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Fundamental Value Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Princeton University Trustee       Attn:  John D. Sweeney               774,814.001                   5.48
                                   P.O. Box 35
                                   Princeton, NJ  08544

Yale University                    230 Prospect Street                4,654,335.078                  32.92
                                   Attn:  Theodore D. Seides
                                   New Haven, CT  06511

                                      -8-


Berea College                      Box 2306                           1,417,885.168                  10.02
                                   Attn:  Mr. Leigh A. Jones
                                   Berea, KY  40404

Leland Stanford Junior             Stanford Management Company        4,732,634.188                  33.47
  University II                    2770 Sand Hill Road
                                   Menlo Park, CA  04025

Wachovia Bank Trustee              P.O. Box 3099                      2,547,079.416                  18.01
  RJR Nabisco Inc.                 301 North Main Street
  Defined Benefit/Master           Winston-Salem, NC  27150
  Trust - FVF

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the International Core Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Ameritech Pension Trust            Attn:  Account Exec. for          15,364,808.131                  8.02
by State Street Bank and           Ameritech Pension Trust
Trust Co. as Trustee               1 Enterprise Dr. W4A
                                   North Quincy, MA  02171

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding shares of the Currency Hedged International Core Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Yale University                    Attn:  Theodore D. Seides         2,021,900.452                    5.46
                                   230 Prospect Street
                                   New Haven, CT  06511

Trustees of Columbia University    Columbia University               4,287,025.686                   11.58
 in the City of New York-Global    475 Riverside Drive, S. 401
                                   New York, NY  10115

Bost & Co./BAMF8721002             1 Cabot Road 028-0038             5,660,072.654                   15.29
Bell Atlantic                      Mutual Fund Operations
                                   Medford, MA  02155

                                      -9-


Arthur Andersen & Co.              Attn:  John H. Greenwell          2,078,952.043                    5.61
SC U.S. Profit                     69 W Washington Street
Sharing and Retirement Trust       A21A
                                   Chicago, IL  60602

Howard Hughes Medical Institute    4000 Jones Bridge Road           10,261,593.309                   27.73
                                   Chevy Chase, MD  20815-6789

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding shares of the International Small Companies Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Yale University                    230 Prospect Street                1,204,911.203                   6.95
                                   Attn:  Theodore D. Seides
                                   New Haven, CT  06511

Bankers Trust Company Trustee      Attn:  Marshall Jones              1,077,104.256                   6.21
  GTE Service Corp Pension         GTE Investment Management
  Trust                            One Stanford Forum
                                   Stamford, CT  06902

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Japan Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
International Monetary Staff       700 19th St., NW                   5,380,295.451                  34.37
  Retirement Fund                  Attn:  Hillary Boardman
                                   Washington, DC  20431

SIMI Client                        Attn:  Ms. Mary Choksi               900,488.213                   5.75
                                   Managing Director
                                   Strategic Investment Management
                                    International
                                   1001 19th Street, N - 16th Floor
                                   Arlington, VA  22209-1722

Case Western Reserve Univ.,        Treasurer's Office Rm 302          1,760,563.380                  11.24
dedicated ECDF                     2040 Adelbert Road
                                   Cleveland, OH 44106

                                      -10-


Gordon Family Trust                c/o Strategic Investment           2,954,960.666                  18.87
                                      Management
                                   1001 19th Street North, 16th Floor
                                   Arlington, VA  22209-1722

Brown University                   Investment Office - Box C          3,567,042.858                  22.79
                                   Attn:  Robert J. Koyles, Jr.
                                   164 Angell Street
                                   Providence, RI  02912

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Emerging Markets Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Trustees of Princeton Univ.        Attn:  John D. Sweeney             4,918,251.371                   5.34
                                   PO Box 35
                                   Princeton, NJ 08544

Bankers Trust Company Trustee      Attn:  Marshall Jones             10,660,752.689                  11.59
  GTE Service Corp. Pension        GTE Investment Management
  Trust                            One Stanford Forum
                                   Stamford, CT  06902

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Global Hedged Equity Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Princeton University TR            Attn:  John D. Sweeney            2,589,925.876                    7.06
                                   P.O. Box 35
                                   Princeton, NJ  08544

Bankers Trust Company TR           Attn: Marshall Jones              9,162,364.285                   24.98
 GTE Services Corp. Pension        GTE Investment Management
  Trust                            One Stanford Forum
                                   Stamford, CT  06902

John D. MacArthur &                Attn:  Lawrence L. Landry         2,756,862.745                    7.51
Catherine T. MacArthur             140 S. Dearborn, Suite 1100
 Foundation                        Chicago, IL 60603

                                      -11-


Partners Healthcare System         Partners Healthcare System, Inc.  2,452,800.613                   6.68
Pooled Investment Accounts         101 Merrimac St./4th Floor
                                   Boston, MA 02114

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Domestic Bond Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Bost & Co./BAMF8721002             1 Cabot Road 028-003B              6,901,662.091                  22.44
  Bell Atlantic                    Mutual Fund Operations
                                   Medford, MA  02155

Bankers Trust Company Trustee      Attn:  Marshall Jones             13,009,285.233                  42.31
  GTE Service Corp. Pension        GTE Investment Management
  Trust                            One Stanford Forum
                                   Stamford, CT  06902

John D. MacArthur &                Attn:  Lawrence L. Landry         2,711,937.557                    8.82
Catherine T. MacArthur             140 S. Dearborn, Suite 1100
 Foundation                        Chicago, IL 60603

The Edna McConnell Clark Found.    Attn: Laura Kielczewski           1,731,807.076                     5.63
                                   Ass't Financial Officer
                                   250 Park Avenue
                                   New York, NY  10177

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Short-Term Income Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
MJH Foundation                     Attn:  J. Michael Burris               333,074.894                29.35
  Martha Jefferson Hospital        459 Locust Avenue
                                   Charlottesville, VA  22902

Cormorant Fund                     c/o Jeremy Grantham                    490,260.261                43.20
                                   40 Rowes Wharf
                                   Boston, MA  02110

Timothy Hamilton Horkings          5 Hollywood Drive                       64,792.957                 5.71
                                   Chestnut Hill, MA  02167

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the International Bond Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Trustees of Princeton Univ.        Attn:  John D. Sweeney             3,575,445.955                  19.55
                                   PO Box 35
                                   Princeton, NY 08544
                                   Attn:  John F. Benware
                                   Chicago, IL  60611

Bost & Co./BAMF8721002             1 Cabot Road 028-003B              1,483,519.044                   8.11
  Bell Atlantic                    Mutual Fund Operations
                                   Medford, MA  02155

Saturn & Co. A/C 4600712           P.O. Box 1537 Top 57               2,438,555.263                  13.33
 c/o Investors Bank & Trust Co.    Boston, MA  02205
 FBO The John Hancock Mutual
 Life Insurance Company Pension
 Plan

Bankers Trust Company Trustee      Attn:  Marshall Jones              3,191,525.079                  17.45
  GTE Service Pension Trust        GTE Investment Management
                                   One Stanford Forum
                                   Stamford, CT  06902

Woods Hole Oceanographic           Attn:  Lawrence Ladd                 925,981.660                   5.06
  Institute                        Woods Hole, MA  02543

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding shares of the Currency Hedged International Bond Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
John D. MacArthur &                Attn:  Lawrence L. Landry          1,183,774.399                   5.51
Catherine T. MacArthur             140 S. Dearborn, Suite 1100
 Foundation                        Chicago, IL 60603

Bost & Co./BAMF8721002             1 Cabot Road 028-003B              3,202,652.292                  14.92
  Bell Atlantic                    Mutual Fund Operations
                                   Medford, MA  02155

                                      -13-


Bankers Trust Company Trustee      Attn:  Marshall Jones              8,390,140.942                  39.11
  GTE Service Corp. Pension        GTE Investment Management
  Trust                            One Stanford Forum
                                   Stamford, CT  06902

Park Foundation Inc. -             Attn:  Sharon Linderberry          1,511,663.534                   7.04
Fixed Income                       Terrace Hill
                                   P.O. Box 550
                                   Ithaca, NY  14851

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Global Bond Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Catholic Bishop of Chicago         155 East Superior Street            750,000.000                   12.64
                                   Attn:  John F. Benware
                                   Chicago, IL  60611

Northwestern University NA         Investment Department               300,000.000                    5.05
                                   633 Clark Street, Suite I-209
                                   Evanston, IL  60208-1122

Board of Trustees of the           302 South Building 005A             420,239,282                    7.08
 University of North Carolina      Campus Box 1000
 at Chapel Hill - Endowment        Chapel Hill, NC  27599-1000
 Fund Bonds

The University of North Carolina   302 South Building                  333,998.006                    5.63
 at Chapel Hill - Foundation       Campus Box 1000
 Inc. Bonds                        Chapel Hill, NC  27599-1000

Nazareth College of Rochester      4245 East Avenue                    831,736.658                   14.02
Fixed Income                       Rochester, NY  14618

Essex & Company                    Attn:  Linda Wills - Trust Dept.  2,787,565.410                   47.00
                                   c/o First National in Palm Springs
                                   255 South County Road
                                   Palm Springs, FL  33480

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Emerging Country Debt Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Bost & Co./BAMF8721002             1 Cabot Road 028-003B              3,050,212.695                   6.11
  Bell Atlantic                    Mutual Fund Operations
                                   Medford, MA  02155

Princeton University TR            Attn:  John D. Sweeney             3,475,937.758                   6.97
                                   PO Box 35
                                   Princeton, NJ  08544

Bankers Trust Company Trustee      Attn:  Marshall Jones              7,767,851.424                  15.58
 GTE Service Corp. Pension         GTE Investment Management
  Trust                            One Stanford Forum
                                   Stamford, CT  06902

Regents of the Univ. Michigan      5032 Fleming Admin. Bldg.          3,449,016.710                   6.92
Treasurer's Office                 Ann Arbor, MI  48109

Duke University Long Term          2200 W. Main Street                2,864,013.784                   5.74
 Endowment                         Suite 1000
                                   Attn: Deborah Lane
                                   Durham, NC  27705

     The  following  chart  sets  forth  the  names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Pelican Fund as of April 4, 1996:

                                                                       No. of Shares
Name                               Address                          Beneficially Owned        % Ownership
Bank of America Trustee            ITS/Master Trust Advantage          847,497.059                    6.85
FBO Sunkist Growers                #8260
                                   P.O. Box 3562
                                   Los Angeles, CA  90051-1562

The Chase Manhattan Bank           Attn:  M. Ali                     4,604,907.641                   37.24
As Directed Master Trustee         114 W. 47th St. - 3rd Floor
Corning Investment Plan Trust      New York, NY  10036-1510

Boat & Co.                         Attn:  Mutual Funds LBT00P2       1,075,914.196                    8.70
                                   P.O. Box 14737
                                   St. Louis, MO  63178-4737

                                      -15-


Egleston Children's Hospital       Attn:  Gary Christian               809,362.174                    6.55
                                   375 Dekalb Industrial Way
                                   Decatur, GA  30030-2205

PNC Bank New England Trustee       NYL Benefit Services Company        992,079.708                    8.02
Dynatech Corporation               One University Office Park
Profit Sharing & 401(K) SAV        Waltham, MA  02254-8992
 Trust


                            I. ELECTION OF TRUSTEES

     The Trustees have fixed the number of Trustees for election at three. The nominees for Trustees of the Trust who are proposed for election at the Special Meeting are R. Jeremy Grantham, Harvey R. Margolis and Jay O. Light. Their ages and a description of their principal occupations are set forth below. Mr. Light is not presently a Trustee of the Trust. Mr. Grantham and Mr. Margolis were elected by the shareholders on September 11, 1985. Except as shown, the principal occupations and business experience for the last five years of the nominees have been with the employers indicated.

     The Trustees recommend the election of Mr. Light who is not an "interested person" of the Trust under the Investment Company Act of 1940 Act, as amended, (the "1940 Act"), in order to increase operational flexibility with respect to the Funds. The 1940 Act generally requires that no more than sixty percent (60%) of the trustees of a registered investment company may be interested persons of the investment company or its investment adviser. The Trust has operated under an exception that allows it to have a single trustee who is not an "interested person" of the Trust (hereinafter an "Independent Trustee"). The exception contains a number of requirements including (i) the requirement that each of the Funds may have only one class of shares, (ii) the requirement that investment advisory fees may not exceed 1% per annum and (iii) the requirement that the sum of any purchase premium plus any redemption fee for a Fund may not exceed 2%. Mr. Margolis is an Independent Trustee. If Mr. Light is also elected, the Trust will have less than 60% interested Trustees and will no longer have to satisfy these requirements. It is presently contemplated that the Trust will issue multiple classes of securities. The Trustees may in the future adopt other changes permitted to an investment company not bound by the requirements imposed by the single independent trustee exemption.

     Furthermore, the election of Mr. Light will provide the Trust with a majority of Independent Trustees, a condition which may facilitate an application  for an exemption from the  fund-of-fund  restrictions of Section 12
(d)(1)(A) of the 1940 Act. See Proposal II "Investment Restrictions Relating to Investments in Investment Companies". The SEC has issued a notice that indicates that among the conditions necessary for the granting of such an exemption is a majority of Independent Trustees.

     The term of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than three.

     REQUIRED VOTE. Pursuant to the Agreement and Declaration of Trust, 40% of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. The election of trustees of the Trust will be by a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) present at the Special Meeting in person or by proxy.

     TRUSTEES' RECOMMENDATION. The Trustees recommend a vote FOR each nominee.

                        TRUSTEES AND OFFICERS INFORMATION

     In addition to Mr. Grantham, the other officers of the Trust are Eyk Van Otterloo, Richard Mayo, Kingsley Durant, Susan Randall Harbert and William R. Royer. Mr. Grantham serves as President-Domestic Quantitative. Mr. Van Otterloo is presently a Trustee of the Trust and serves as President-International of the Trust. Mr. Mayo serves as President - Domestic Active of the Trust. Mr. Durant serves as Vice President, Treasurer and Secretary of the Trust. Ms. Harbert serves as Secretary and Assistant Treasurer of the Trust. Mr. Royer serves as Clerk of the Trust. Mr. Grantham, Mr. Van Otterloo, Mr. Mayo, Mr. Durant and Ms. Harbert are Partners of GMO.



     The chart on the following page sets forth further information regarding the Trustees, nominees for Trustee and officers of the Trust.

                         TRUSTEE AND OFFICER INFORMATION



Trustee, Nominee                            Year First Served          Experience for
or Officer                       Age        as Trustee or Officer      Last Five Years
R. Jeremy Grantham*              57               1985                 President - Domestic Quantitative and Trustee of the Trust.
                                                                       Chairman of Trustees. Partner, Grantham, Mayo, Van Otterloo
                                                                       & Co.

Harvey R. Margolis               53               1985                 Trustee  of  the  Trust.   Mathematics  Professor,   Boston
                                                                       College.  Director  of  Graduate  Program  in  Mathematics,
                                                                       Boston College.  Member, Executive Committee of Mathematics
                                                                       Department,   Boston   College.   Member,   Boston  College
                                                                       Committee on Information Resources.  Technology Consultant,
                                                                       Lionhill II Associates.  Authoring textbook  concerning the mathematics of modern finance and related topics.

Jay O. Light                     54               ----                 Professor of Business  Administration,  Harvard University.
                                                                       Senior  Associate  Dean,  Harvard  University  (1988-1992).
                                                                       Trustee, Executive Committee, Finance Committee, TIAA/CREF.
                                                                       Trustee, Baupost Fund. Director, Finance Committee, Harvard
                                                                       Management Company.  Trustee, Finance Committee,  Brigham &
                                                                       Women's  Hospital.   Director,   United  Asset  Management.
                                                                       Investment Committee (Chairman), Partners Health Care (Mass
                                                                       General Hospital,  Brigham & Women's  Hospital).  Director,
                                                                       Private  Family Holding  Company.  Consultant to Investment
                                                                       Management Firms, Endowments and Pension Plan Sponsors.

Eyk Van Otterloo*                59               1987                 President  -  International   and  Trustee  of  the  Trust.
                                                                       Partner, Grantham, Mayo, Van Otterloo & Co.

Richard Mayo*                    53               1985                 President  -  Domestic   Active  of  the  Trust.   Partner,
                                                                       Grantham, Mayo, Van Otterloo & Co.

Kingsley Durant*                 64               1985                 Vice President, Treasurer and Secretary of the Trust. Clerk
                                                                       of the Trust (until May, 1995).  Partner,  Grantham,  Mayo,
                                                                       Van Otterloo & Co.

Susan Randall Harbert*           38               1995                 Secretary and Assistant Treasurer of the Trust. Partner and
                                                                       Manager  of  Fund  Administration,   Grantham,   Mayo,  Van
                                                                       Otterloo & Co.

William R. Royer*                30               1995                 Clerk of the Trust. General Legal Counsel,  Grantham, Mayo,
                                                                       Van Otterloo & Co. Associate, Ropes & Gray (September, 1992
                                                                       - January, 1995).


- ------------------

* Deemed to be "Interested persons" (as defined in the 1940 Act) of the Trust and GMO.

     SHARE OWNERSHIP BY TRUSTEES, NOMINEES AND OFFICERS. The Trustees, the nominees for Trustee and the officers of the Trust, as a group, own less than 1% of any class of outstanding shares of the Trust.



     MEETINGS OF THE BOARD. The Board of Trustees met three times during the fiscal year ended February 29, 1996. None of the Trustees attended less than 75% of the meetings.

     The Trust does not have any audit, nominating, or compensation committees.

     COMPENSATION AND INDEMNIFICATION. Each Independent Trustee of the Trust receives an annual fee of $40,000 for serving as a Trustee. Mr. Margolis is currently the only Trustee who is an Independent Trustee, and thus the only Trustee compensated directly by the Trust. No other Trustee receives any direct compensation from the Trust or any series thereof.

     The Amended By-Laws of the Trust provide that the Trust will indemnify its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                             MANAGEMENT OF THE TRUST

     GRANTHAM, MAYO, VAN OTTERLOO & CO. Each Fund is advised and managed by GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 which provides investment advisory services to a substantial number of institutional and other investors. Each of the following four general partners holds a greater than 5% interest in GMO: R. Jeremy Grantham, Richard A. Mayo, Eyk Van Otterloo and Kingsley Durant. As discussed above, each of those individuals serves as an Officer of the Trust. Mr. Grantham and Mr. Van Otterloo currently serve as Trustees of the Trust, and Mr. Grantham is a nominee for election as a Trustee.

     The Manager has entered into a Consulting Agreement (the "Consulting Agreement") with Dancing Elephant, Ltd., 1936 University Avenue, Berkeley, California 94704 (the "Consultant") with respect to the management of the portfolio of the Emerging Markets Fund. The Consultant is wholly-owned by Mr. Arjun Divecha. Under the Consulting Agreement, the Manager pays the Consultant a monthly fee at an annual rate equal to the greater of 0.50% of the Fund's average daily net assets or $500,000. The Consultant may from time to time waive all or a portion of its fee. Payments made by the Manger to the Consultant will not affect the amounts payable by the Fund to the manager or the Fund's expense ratio.

     Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts has been selected by the Trustees as the auditor of the Trust for the current fiscal year. If requested in writing by any shareholder at least five days prior to the meeting, a representative of Price Waterhouse will attend the meeting with the opportunity to make a statement if desired and to respond to appropriate questions.

                     II. INVESTMENT RESTRICTION RELATING TO
                       INVESTMENTS IN INVESTMENT COMPANIES



     The Trustees recommend that the fundamental investment restrictions of the Funds which relate to investment in securities of other registered investment companies be changed to a uniform non-fundamental investment restriction which permits greater flexibility with respect to investment in other investment companies. The Pelican Fund currently has a fundamental investment restriction that states that the Fund may not "[p]urchase the securities of any other open-end investment companies, except as part of a plan of merger or consolidation." All of the other Funds of the Trust currently have a fundamental investment restriction that states that such funds may not:

        Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies. (Under the Investment Company Act of 1940 (the "Investment Company Act") no registered investment company may (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or
        (c) own more than 3% of the outstanding voting stock of any one investment company.)



     Shareholder approval is required to amend or eliminate a fundamental restriction.

     New investment vehicles sometimes arise that would be attractive investments for each Fund but that may technically be registered investment companies (as defined in the 1940 Act) and therefore be prohibited by these investment restrictions. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays its service provider. However, even though these securities may involve the duplication of some fees and expenses, they can provide attractive investment opportunities that, except for the restriction noted above, would be consistent with the Fund's investment objective and policy. To permit maximum flexibility to take advantage of future investment opportunities, the Trustees recommend that each Fund's fundamental investment restriction with respect to investments in investment companies be eliminated.

     If shareholders of a Fund approve the elimination of the current restriction, the Trustees intend to adopt a non-fundamental investment restriction for that Fund which would prohibit investment in the securities of other registered open-end investment companies, except by purchase in the open market including only customary brokers' commissions, and except as they may be acquired as part of a merger or consolidation or acquisition of assets. For the purposes of this restriction, foreign banks or their agents or subsidiaries would not be considered investment companies. Such a non-fundamental restriction could be amended or eliminated by the Trustees without a shareholder vote.

     If the proposal were approved with respect to a Fund, absent an exemption, the Fund would still be subject to Section 12(d)(1) of the 1940 Act, which provides that a registered investment company may not acquire any security issued by any other investment company if such purchase results in the registered investment company owning (a) more than three percent (3%) of the total voting stock of the acquired company; (b) securities of the acquired company having a value of more than five percent (5%) of the assets of the acquired company; or (c) securities issued by the acquired company and all other investment companies having an aggregate value in excess of ten percent (10%) of the value of the total assets of the acquiring company. The Trust and GMO have filed an application seeking exemption from Section 12(d)(1)(A) to the extent necessary to allow the creation of one or more asset allocating funds which could invest in other GMO Funds (the "Underlying Funds") without regard to the limits in Section 12(d)(1). As a condition of the exemptive relief requested, no Underlying Fund would acquire securities of any other investment company in excess of the limits contained in Section 12(d)(1) of the 1940 Act. There can be no assurance that such exemptive relief will be granted.


     REQUIRED VOTE. A Fund's fundamental investment restriction with respect to investment in other investment companies will be eliminated and the non-fundamental restriction will be implemented only if the proposal is approved by a "majority of the outstanding voting securities" of the Fund, which for this purpose, as provided by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the Fund's outstanding shares are present at the meeting in person or by proxy.

     TRUSTEES' RECOMMENDATION. The Trustees recommend a vote FOR the proposal. If shareholders of a Fund do not approve the proposal, the fundamental investment restriction of that Fund with respect to investments in investment companies will remain unchanged.

                     III. INVESTMENT RESTRICTION RELATING TO
                       ILLIQUID AND RESTRICTED SECURITIES
                            AND REPURCHASE AGREEMENTS



     The Trustees recommend that the Trust's fundamental investment restriction with respect to restricted and illiquid securities and repurchase agreements, which currently applies to all Funds other than the Global Bond Fund, International Bond Fund, the Domestic Bond Fund, the Currency Hedged International Bond Fund, the Currency Hedged International Core Fund, the Global Hedged Equity Fund, the Emerging Country Debt Fund and The Pelican Fund, be eliminated to permit the Trustees greater flexibility to respond to developments in the securities markets and to recent changes in SEC rules and positions that give mutual funds greater freedom to invest in restricted and illiquid securities.

     The Trust's current fundamental investment restriction states that those Funds to which it applies may not "invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above."

     The Securities and Exchange Commission ("SEC") has long taken the position that an open-end investment company should limit its investments in illiquid securities because such securities may present problems of accurate valuation and because it is possible that the investment company would have difficulty satisfying the redemption of its shares within seven days. The staff has also stated its view that repurchase agreements maturing in more than seven days are illiquid. It had been the SEC's position that an open-end investment company should not invest more than 10% of its assets in illiquid securities. In March 1992 the SEC revised its position to permit an open-end investment company to invest up to 15% of its assets in illiquid securities. In general, illiquid securities have included restricted securities and those securities for which there is no readily available market.



     In  recognition  of the increased  size and liquidity of the  institutional markets for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has also adopted Rule 144A, which is designed to facilitate efficient trading of restricted securities among institutional investors. Rule 144A allows for a broad institutional trading market for restricted securities. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations of investment companies if the trustees of the investment company determine that the securities are, in fact, liquid. The Trustees of the Trust have delegated to GMO the daily function of determining and monitoring liquidity of restricted securities. The Trustees, however, will retain general oversight and be ultimately responsible for the determinations.

     As the securities markets evolve and new types of instruments are developed, GMO believes that the Trust's present restriction may become overbroad and unnecessarily restrictive. The fact that a security may be restricted will not necessarily adversely affect either the liquidity of such investment or the ability of the Trust to determine the value of such investment. As institutional markets develop, the Trust could be unnecessarily constrained by its current investment restriction if the institutional restricted securities markets provided both readily ascertainable values for restricted securities and the ability to reduce an investment to cash in order to satisfy Fund share redemption orders on a timely basis.



     In order to be able to take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets for restricted securities, the Trustees recommend that the Trust's fundamental investment restriction limiting each Fund's investment to 10% of its total assets in restricted and illiquid securities and repurchase agreements be eliminated. If shareholders approve the proposed elimination of the fundamental restriction, the Trust intends to adopt a non-fundamental policy that will enable a Fund to invest up to 15% of its net assets in illiquid securities, or such lower percentage permitted by the states in which shares are registered for sale. Such a non-fundamental investment restriction could be amended or eliminated by the Trustees without a shareholder vote.

     As of this date, most state restrictions limit investment in illiquid securities to 15% of net assets. Certain state securities laws may limit the ability of the Trust to invest more than 10% of total assets in restricted securities, including restricted securities that are readily marketable. On the date of this proxy statement, the securities thought to be included in the 15% limit on investment in illiquid securities are restricted securities under the federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Rule 144A are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities. If the proposed amendment is approved, this investment practice could have the effect of increasing the level of illiquidity of the Trust's portfolio securities to the extent that institutional investors become uninterested, for a time, in purchasing these restricted securities.



     REQUIRED VOTE. Approval of this proposal with respect to a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of such Fund voting separately, which for this purpose, as provided by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the Fund's outstanding shares are present at the meeting in persons or by proxy.

     TRUSTEE'S RECOMMENDATION. The Trustees recommend a vote FOR the proposal. If shareholders do not approve the proposal, the fundamental investment restriction of the Trust with respect to investments in restricted securities will remain unchanged.

             IV. INVESTMENT RESTRICTION RELATING TO BORROWING MONEY



     The Trustees of the Trust recommend that shareholders of each Fund approve an amendment to the fundamental investment restriction relating to borrowing which would provide each of these Funds with greater flexibility in borrowing money by increasing borrowing limits to the maximum level permitted by the 1940 Act and clarifying each such Fund's ability to employ reverse repurchase agreements, dollar rolls, and other similar leveraging techniques. The current fundamental investment restriction of each of these Funds with regard to borrowing money prevents each of them from borrowing in excess of 10% of their respective total asset values, and then only as a temporary measure.

        The current fundamental restriction of the Pelican Fund states that it may not:

        Borrow money except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

        The current fundamental restriction of the Funds other than the Pelican Fund states that they may not:

        Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

        The Trustees of the Trust recommend that the current fundamental policies be replaced by a uniform fundamental policy which would state that a fund may not:

        Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets of such Fund (including the amount borrowed), less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption request; (iii) Each Fund may enter into transactions that are technically borrowing under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the transactions do not constitute "senior securities" under the 1940 Act. Under current pronouncements of the Commission and its staff, such transactions are not treated as senior securities so long as and to the extent that the Fund establishes a segregated account with its custodian in which it maintains liquid assets, such as cash, U.S. Government securities or other appropriate high grade debt securities equal in value to its obligations in respect of these transactions.



     If the proposal is approved, the new investment restriction will make it clear that each Fund will be authorized to enter into dollar rolls and reverse repurchase agreements. A dollar roll is a transaction in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgaged-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund would forego principal and interest paid during the roll period on the securities sold in a dollar roll, but would be compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through the receipt of fee income.

     Reverse repurchase agreements are transactions in which a Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining cash.



     To the extent that a Fund enters into reverse repurchase agreements, dollar rolls and other similar investment techniques, it currently intends to establish a segregated account with its custodian in which it will maintain cash and/or liquid high grade debt securities equal in value to its obligations in respect of these transactions. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share.

     Dollar rolls and reverse repurchase agreements also involve the risk that the market value of the securities that the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a dollar roll or reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     The Funds would also be authorized to borrow an additional 5% of total assets from a bank or other lender without regard to the foregoing asset coverage limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests. A Fund would only exercise its borrowing authority when GMO believes that such borrowings will benefit the Fund, after taking into account considerations such as interest expense and possible gains or losses to the fund as a result of the transaction.

     Leveraging creates an opportunity for increased net income. To the extent the income from securities purchased with borrowings exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowings were not used. It also provides a Fund greater flexibility in purchasing securities as borrowing might allow it to purchase additional portfolio securities without having to immediately liquidate current holdings.

     At the same time, leveraging creates special risk considerations. For example, borrowing that enables a Fund to purchase additional portfolio securities may exaggerate changes in the value of the Fund's net assets and in the yield on the Fund's portfolio which would result in greater volatility of the Fund's net asset value. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the borrowing Fund which could, at times, exceed the income from the assets retained in which event the net income of the Fund would be less than if borrowings were not used. In such cases, the amount available for distribution to shareholders as dividends would be reduced. In addition, borrowing may result in higher volatility of the Fund's net asset value.

     Each Fund expects that some of its borrowings may be made on a secured basis, if GMO believes that the terms of such borrowings, taken as a whole, would benefit the borrowing Fund. In such situations, either the custodian of the Fund's assets will segregate the pledged assets for the benefit of the lender, or arrangements will be made with either (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable custodian.

     Although the new fundamental investment restriction proposed for the Funds would give them the maximum flexibility permitted under the 1940 Act, the operations of the Funds would still be subject to whatever additional non-fundamental policies are approved from time to time by the Trustees.

     REQUIRED VOTE. Approval of this proposal with respect to a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of such Fund voting separately, which for this purpose, as provided by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the Fund's outstanding shares are present at the meeting in persons or by proxy.

     TRUSTEE'S RECOMMENDATION. The Trustees recommend a vote FOR the proposal. If shareholders do not approve the proposal, the fundamental investment restriction of the Trust with respect to investments in restricted securities will remain unchanged.



         V. INVESTMENT RESTRICTION RELATING TO PLEDGING, HYPOTHECATING, MORTGAGING, OR OTHERWISE ENCUMBERING ASSETS

     The Trustees recommend that the shareholders of each Fund other than the Pelican Fund approve a proposal to make non-fundamental the investment restriction relating to pledging, hypothecating, mortgaging or otherwise encumbering assets. The current fundamental restriction applies to each Fund other than the Pelican Fund and states that such Funds may not:

        Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure [permitted] borrowings..... (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or other encumbrance.) (For the purposes of this restriction, collateral arrangements with respect to the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)



     This proposal would allow the Trustees to increase the ability of the Funds to pledge, mortgage, hypothecate or otherwise encumber assets and provide the Funds with greater flexibility in securing borrowings and entering collateral arrangements for swap agreements and other transactions. If this proposal is approved, the Trust intends to adopt a non-fundamental policy which would limit to 33-1/3% the percentage of assets of each Fund that could be pledged, hypothecated, mortgaged or otherwise encumbered. In addition to the collateral arrangements not considered to be a pledge or encumbrance of assets under the current policy, swap agreement collateral arrangements would not be deemed to be a pledge or other encumbrance of asset under the new non-fundamental policy.



     The risks in pledging, hypothecating, mortgaging or otherwise encumbering assets consist of the possible delay in recovery of the assets or the possible loss of rights in the assets should the entity to whom the assets are pledged, hypothecated, mortgaged or otherwise encumbered fail financially.

     REQUIRED VOTE. Approval of this proposal with respect to a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of such Fund voting separately, which for this purpose, as provided by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the Fund's outstanding shares are present at the meeting in persons or by proxy.

     TRUSTEE'S RECOMMENDATION. The Trustees recommend a vote FOR the proposal. If shareholders do not approve the proposal, the fundamental investment restriction of the Trust with respect to investments in restricted securities will remain unchanged.

               VI. INVESTMENT RESTRICTION RELATING TO INVESTMENTS
                                IN ANY ONE ISSUER



     The Trustees recommend that the fundamental investment restrictions of the Core Fund, the Tobacco-Free Core Fund, the Core II Secondaries Fund, the
Fundamental Value Fund, the International Core Fund, the International Small Companies Fund, the Pelican Fund, the Japan Fund and the Currency Hedged International Core Fund (the "Affected Funds") which limit the size of investment in any single one issuer be made non-fundamental. Under the current fundamental restrictions, (i) each of the Affected Funds other than the Japan Fund and the Currency Hedged International Core Fund may not invest more than 5% of the relevant Fund's total assets in the securities of any one issuer, although 25% of the assets of each of these Affected Funds other than the Pelican Fund may be invested without regard to this restriction and (ii) with respect to all of its assets, each of the Affected Funds (including the Japan Fund and the Currency International Core Fund) may not own more than 10% of the outstanding voting securities of any single issuer.

     The current fundamental policy of each of the Core Fund, the Tobacco-Free Core Fund, the Core II Secondaries Fund, the Fundamental Value Fund, and the International Core Fund, and the International Small Companies Fund states that "(i) no more than 5% of the relevant Fund's assets will be invested in the securities of any one issuer, although up to 25% of each Fund's assets may be invested without regard to this restriction and (ii) the Fund may not own more than 10% of the outstanding voting securities of any single issuer."

     The current fundamental investment restriction of the Pelican Fund states that it will not "invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities [or] [h]old more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities)."

         The current fundamental policy of the Japan Fund and the Currency Hedged International Core Fund states that these Funds will not "acquire more than 10% of the voting securities of any issuer."



         This proposal would provide the Trustees with the flexibility to allow an Affected Fund to hold more of each investment should GMO determine that it is desirable for such Fund to do so. This may be particularly useful in a situation where GMO feels particularly optimistic about a security and/or when market conditions are such that it is difficult to identify a large number of attractive investments. Of course, if the Trustees later change this investment policy to allow for proportionately larger investments in the securities of a single issuer with respect to any Funds, a Fund net asset value per share would be more affected by changes in the value of, and market, credit and business developments with respect to, that issuer. In addition, if a Fund were to own a substantial percentage of an issuer's voting or other securities, there is a risk that the liquidity of those securities would be reduced and would possibly make meeting shareholder redemptions more difficult and/or prevent a Fund from obtaining fair market value for its securities when disposing of them. Moreover, the less diversified a Fund's investments, the more volatile its net asset value is likely to be.

         Allowing the Trustees to change this policy will be subject to the status of each of the Affected Funds, other than the GMO Japan Fund and the GMO Currency Hedged International Core Fund, as diversified investment companies under the 1940 Act. Under the 1940 Act, with respect to 75% of total assets of a diversified investment company, (i) no more than 5% of such assets may be invested in the securities of any one issuer and (ii) an investment in any single issuer may not represent more than 10% of that issuer's outstanding voting securities. Thus, for diversified investment companies, 25% of total assets would not be subject to either limitation. The GMO Japan Fund and GMO Currency Hedged International Core Fund are not diversified investment companies and are not subject to these limitations. However, as regulated investment companies, all of the Affected Funds, including the Japan Fund and the Currency Hedged International Core Fund, are subject to the limitations of Section 851(b) of the Internal Revenue Code. Pursuant to Section 851(b), at the end of each quarter of the taxable year, no more than 25% of total assets may be invested in the securities of any one issuer (other than Government securities or securities of other regulated investment companies) and with respect to 50% of total assets of a regulated investment company, (i) not more than 5% of such assets may be invested in the securities of any one issuer and (ii) not more than 10% of the voting securities of any one issuer may be acquired.



         REQUIRED VOTE. Approval of this proposal with respect to a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of such Fund voting separately, which for this purpose, as provided by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the Fund's outstanding shares are present at the meeting in persons or by proxy.



     TRUSTEE'S RECOMMENDATION. The Trustees recommend a vote FOR the proposal. If shareholders do not approve the proposal, the fundamental investment restriction of the Trustee with respect to investments in restricted securities will remain unchanged.

                               VII. MISCELLANEOUS

     OTHER BUSINESS. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders and the Trust does not currently intend to hold such a meeting in 1996. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

     QUORUM AND METHODS OF TABULATION. Pursuant to the Agreement and Declaration of Trust, unless a larger quorum is required by law, 40% of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Meeting.

     The Tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal I, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to the other proposals, abstentions and broker non-votes have the effect of negative votes on the proposal.

     ADJOURNMENT. In the event that a quorum and/or sufficient votes in favor of any of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned, as required by the Agreement and Declaration of Trust. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. While the costs of any such additional solicitation and of any adjourned session will initially be borne by the Trust, because GMO has voluntarily undertaken to reduce its management fees and to bear certain expenses with respect to each Fund until further notice to the extent that a Fund's total annual operating expenses (excluding brokerage commissions, extraordinary expenses (including taxes), securities lending fees and expenses and transfer taxes; and, in the case of the Japan Fund, Emerging Markets Fund, Foreign Fund and Global Hedged Equity Fund, excluding custodial fees; and, in the case of the Global Hedged
Equity Fund only, also excluding hedging transaction fees) would otherwise exceed a certain percentage of that Fund's daily net assets, in effect such costs may be borne by GMO.


April 16, 1996

                                                                          FUND 1
                                    GMO TRUST
                                  GMO CORE FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Core Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES                                    |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER                                          |_|         |_|           |_|

THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                          FUND 2
                                    GMO TRUST
                           GMO TOBACCO-FREE CORE FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Tobacco-Free Core Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES                                    |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER                                          |_|         |_|           |_|

THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                          FUND 3
                                    GMO TRUST
                            GMO VALUE ALLOCATION FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Value Allocation Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES                                    |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|


THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                          FUND 4
                                    GMO TRUST
                           GMO GROWTH ALLOCATION FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Growth Allocation Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES                                    |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|


THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                          FUND 5
                                    GMO TRUST
                         GMO U.S. SECTOR ALLOCATION FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO U.S. Sector Allocation Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES                                    |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|


THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                          FUND 6
                                    GMO TRUST
                          GMO CORE II SECONDARIES FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Core II Secondaries Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES                                    |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER                                          |_|         |_|           |_|

THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                          FUND 7
                                    GMO TRUST
                           GMO FUNDAMENTAL VALUE FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Fundamental Value Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES                                    |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER                                          |_|         |_|           |_|

THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                          FUND 8
                                    GMO TRUST
                           GMO INTERNATIONAL CORE FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO International Core Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES                                    |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER                                          |_|         |_|           |_|

THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                          FUND 9
                                    GMO TRUST
                   GMO CURRENCY HEDGED INTERNATIONAL CORE FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Currency Hedged International Core Fund which the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER                                          |_|         |_|           |_|

THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                         FUND 11
                                    GMO TRUST
                     GMO INTERNATIONAL SMALL COMPANIES FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO International Small Companies Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES                                    |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER                                          |_|         |_|           |_|

THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                         FUND 12
                                    GMO TRUST
                                 GMO JAPAN FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Japan Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES                                    |_|         |_|           |_|

IV.      PLEDGING OR OTHERWISE BORROWING MONEY                                  |_|         |_|           |_|

V.       ENCUMBERING ASSETS                                                     |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER                                          |_|         |_|           |_|

THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                         FUND 13
                                    GMO TRUST
                            GMO EMERGING MARKETS FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Emerging Markets Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES                                    |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|


THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                         FUND 14
                                    GMO TRUST
                          GMO GLOBAL HEDGED EQUITY FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Global Hedged Equity Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|


THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                         FUND 15
                                    GMO TRUST
                             GMO DOMESTIC BOND FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Domestic Bond Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|


THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                         FUND 16
                                    GMO TRUST
                           GMO SHORT-TERM INCOME FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Short-Term Income Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES                                    |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|


THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                         FUND 17
                                    GMO TRUST
                           GMO INTERNATIONAL BOND FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO International Bond Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|


THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                         FUND 18
                                    GMO TRUST
                   GMO CURRENCY HEDGED INTERNATIONAL BOND FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Currency Hedged Interantional Bond Fund which the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|


THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                         FUND 19
                                    GMO TRUST
                         GMO EMERGING COUNTRY DEBT FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Emerging Country Debt Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|


THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                         FUND 21
                                    GMO TRUST
                                THE PELICAN FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the The Pelican Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV, AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER                                          |_|         |_|           |_|


THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                                                         FUND 22
                                    GMO TRUST
                              GMO GLOBAL BOND FUND

                Proxy for a Meeting of Shareholders, May 22, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on May 22, 1996 at 2:00 P.M. Boston time and at any adjournments thereof, all of the shares of the GMO Global Bond Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                      PLEASE  SIGN  YOUR  NAME   EXACTLY  AS  IT
                                      APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                      Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF        |_|  FOR electing the         |_|  WITHHOLD AUTHORITY to
    TRUSTEES                three nominees except         vote for all nominees
                            as marked to the              listed below
                            contrary below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
         (A)  R. Jeremy Grantham   (B)  Harvey R. Margolis    (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE                                   FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:
II.      INVESTMENT IN INVESTMENT COMPANIES                                     |_|         |_|           |_|

IV.      BORROWING MONEY                                                        |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS                               |_|         |_|           |_|


THIS  PROXY  IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.  PLEASE        PLEASE SIGN AND DATE THE
SIGN THE REVERSE SIDE OF THIS CARD.  YOUR SIGNATURE ACKNOWLEDGES  RECEIPT        REVERSE SIDE OF THIS CARD.
OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT.